------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) November 29, 2002


          CWMBS, INC., (as depositor under the Pooling and Servicing
          Agreement, dated as of November 1, 2002, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2002-34, Mortgage Pass-Through Certificates, Series 2002-34).


                                  CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-100418               95-4596516
----------------------------       ------------         -------------------
(State of Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On November 29, 2002, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of November 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-34.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 22, 2002 and the Prospectus Supplement dated November 25, 2002, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2002-34.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe the characteristics of the mortgage loans as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Mortgage Loans
-------------------------------------------------------------------------------

California                       355         $ 162,770,729.26      54.21%
Colorado                          19         $   8,106,096.12       2.70%
Illinois                          20         $   9,104,629.34       3.03%
Maryland                          27         $  11,247,850.43       3.75%
Massachusetts                     25         $  10,749,883.47       3.58%
New Jersey                        26         $  12,509,309.81       4.17%
New York                          18         $   7,448,419.89       2.48%
Texas                             18         $   8,315,678.56       2.77%
Other (less than 2%)             157         $  70,024,577.71      23.32%
                           -------------------------------------------------
                                 665         $ 300,277,174.59     100.00%






----------
(1) The Other row in the preceding table includes 34 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.793% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Type of Program          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

CLUES Plus                       16          $   6,446,152.13       2.15%
Full/Alternative                456          $ 210,454,344.09      70.09%
Reduced                         166          $  70,730,103.37      23.55%
Streamline                       27          $  12,646,575.00       4.21%
                           -------------------------------------------------
                                665          $ 300,277,174.59     100.00%

                         Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

2-4 Units                          7         $   3,271,200.00        1.09%
Hi-rise Condo                      2         $     865,000.00        0.29%
Low-rise Condo                    19         $   8,108,406.16        2.70%
PUD                              155         $  69,006,208.95       22.98%
Single Family Residence          482         $ 219,026,359.48       72.94%
                                -----------------------------------------------
                                 665         $ 300,277,174.59      100.00%





-----------
(1)  Treated as real property.

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

        5.750                   1           $    384,000.00          0.13%
        5.875                   6           $  2,480,236.02          0.83%
        6.000                  28           $ 11,709,953.85          3.90%
        6.125                  44           $ 20,560,483.48          6.85%
        6.250                 126           $ 57,512,191.31         19.15%
        6.375                 186           $ 84,718,110.75         28.21%
        6.500                 142           $ 65,344,072.34         21.76%
        6.625                  75           $ 33,353,085.25         11.11%
        6.750                  27           $ 11,945,812.92          3.98%
        6.875                  11           $  4,496,022.85          1.50%
        7.000                   8           $  3,252,014.63          1.08%
        7.125                   4           $  1,733,522.19          0.58%
        7.250                   2           $    718,436.63          0.24%
        7.375                   1           $    379,419.92          0.13%
        7.500                   1           $    342,000.00          0.11%
        7.625                   1           $    322,812.45          0.11%
        7.875                   2           $  1,025,000.00          0.34%
                       ---------------------------------------------------
                              665           $300,277,174.59        100.00%



----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.414% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.416% per annum.

                           Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Cash-Out Refinanced          143             $ 62,326,584.36       20.76%
Purchase                     176             $ 79,303,995.15       26.41%
Rate/Term Refinanced         346             $158,646,595.08       52.83%
                            ---------------------------------------------------
                             665             $300,277,174.59      100.00%

                      Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

50.00 and Below               71          $ 34,246,898.98          11.41%
50.01 to 55.00                29          $ 13,637,988.50           4.54%
55.01 to 60.00                42          $ 18,435,485.82           6.14%
60.01 to 65.00                52          $ 24,311,455.87           8.10%
65.01 to 70.00                79          $ 37,265,362.89          12.41%
70.01 to 75.00               116          $ 52,981,445.99          17.64%
75.01 to 80.00               246          $108,362,014.41          36.09%
80.01 to 85.00                 2          $    708,415.00           0.24%
85.01 to 90.00                11          $  4,294,917.61           1.43%
90.01 to 95.00                17          $  6,033,189.52           2.01%
                       --------------------------------------------------
                             665          $300,277,174.59         100.00%




----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 68.83%.

(2) Does not take in account any secondary financing on the mortgage loans that may exist at the time of origination.

                              Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

Owner Occupied                657           $ 295,628,376.19       98.45%
Second/Vacation Home            8           $   4,648,798.40        1.55%
                        --------------------------------------------------
                              665           $ 300,277,174.59      100.00%





----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of     Aggregate Principal   Percent of
Loan Amount               Mortgage Loans   Balance Outstanding   Mortgage Loans
-------------------------------------------------------------------------------

  $300,001 -   $350,000          123         $ 41,298,166.84       13.75%
  $350,001 -   $400,000          180         $ 67,966,974.18       22.63%
  $400,001 -   $450,000          119         $ 50,654,953.93       16.87%
  $450,001 -   $500,000           76         $ 36,250,635.94       12.07%
  $500,001 -   $550,000           52         $ 27,216,944.29        9.06%
  $550,001 -   $600,000           37         $ 21,337,160.08        7.11%
  $600,001 -   $650,000           42         $ 26,672,265.54        8.88%
  $650,001 -   $700,000            8         $  5,488,800.00        1.83%
  $700,001 -   $750,000            5         $  3,665,323.80        1.22%
  $750,001-  $1,000,000           23         $ 19,725,949.99        6.57%
                            ---------------------------------------------------
                                 665         $300,277,174.59      100.00%



----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $451,545.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Mortgage Loans
-------------------------------------------------------------------------------

        360                  543          $ 246,527,942.00         82.10%
        359                   64          $  28,311,687.28          9.43%
        358                   28          $  12,295,496.97          4.09%
        357                    3          $   1,488,058.38          0.50%
        356                    4          $   1,942,091.13          0.65%
        355                    5          $   1,937,878.25          0.65%
        354                    2          $     983,297.76          0.33%
        353                    1          $     329,541.51          0.11%
        351                    1          $     313,659.09          0.10%
        350                    1          $     355,428.58          0.12%
        302                    1          $     436,470.13          0.15%
        300                    3          $   1,274,050.00          0.42%
        299                    1          $     409,473.51          0.14%
        240                    8          $   3,672,100.00          1.22%
                            --------------------------------------------------
                             665          $ 300,277,174.59        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans is expected to be approximately 358 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  December 13, 2002



                                       5